                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 22, 1999, except for Notes 6 and 10 which are as of January 31, 2000, relating to the financial statements, which appear of Landacorp Inc.'s Registration Statement on Form S-1 dated February 8, 2000.


/s/ PricewaterhouseCoopers LLP

Sacramento, CA
April 20, 2000